SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 15, 2000



                                  ANACOMP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



    Indiana                     1-8328                        35-1144230
(STATE OR OTHER        (COMMISSION FILE NUMBER)           (I.R.S. EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NO.)
INCORPORATION)



  12365 Crosthwaite Circle, Poway, California                     92064
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)



        Registrant's telephone number, including area code (858) 679-9797



                                 Not Applicable
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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ITEM 5. OTHER EVENTS.

      On November 28, 2000, the Registrant will hold a meeting with certain of the holders of the Company's 10 7/8% senior subordinated notes due 2004, at which the Registrant will present slides substantially in the form of Exhibit
99.1 hereto.

      On November 15, 2000, the Registrant entered into an agreement formalizing a prior agreement in principle with the Registrant's senior bank lenders providing the Registrant with continued access to the Registrant's senior revolving credit facility through February 28, 2001, including the ability to make limited additional borrowings under the credit facility. Certain terms of the agreement are summarized on page 13 of Exhibit 99.1.



EXHIBIT NUMBER    DESCRIPTION

Exhibit 99.1 Form of Slides of the Registrant, dated November 28, 2000.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                       ANACOMP, INC.



                                       By: /s/  David Hiatt
                                           -----------------------------------
                                           Name:   David Hiatt
                                           Title:  Chief Financial Officer

Date:  November 28, 2000